                                                                  EXHIBIT 10.61

                        WAIVER AND THIRD AMENDMENT TO
                         REVOLVING CREDIT AGREEMENT

     THIS WAIVER AND THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of June 30, 1998 (this "AMENDMENT"), by and between Cross-Continent Auto Retailers, Inc., a Delaware corporation (the "PARENT"), the other Borrowers identified on the signature pages hereto (together with the Parent, collectively, the "BORROWERS"), the financial institutions listed on the signature pages hereto (the "BANKS"), and Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association, a national banking association, in its capacity as Agent (the "AGENT") and in its individual capacity as a Bank hereunder ("CBT").

     WHEREAS, the Borrowers, the Banks and the Agent have entered into that certain Revolving Credit Agreement dated as of June 26, 1997, as amended by that certain First Amendment to Revolving Credit Agreement dated July 1, 1997, and as further amended by that certain Second Amendment to Revolving Credit Agreement dated March 27, 1998 (together with any and all amendments and modifications thereof, the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement); and

     WHEREAS, the Borrowers have requested that the Banks (i) waive the Borrowers' compliance with Section 10.1(b) and Section 10.1(d) of the Credit Agreement for the Borrowers' fiscal quarterly period ending March 31, 1998, and
(ii) amend the Credit Agreement in several respects as provided for herein;

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. WAIVER. The Banks hereby waive the Borrowers' compliance with Section 10.1(b) (relating to Leverage Ratio) of the Credit Agreement and Section 10.1(d) (relating to Interest Coverage Ratio) of the Credit Agreement for the period ending March 31, 1998, and any rights and remedies the Banks may have in respect of the provisions waived pursuant to this Amendment.

     SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT.

     (a) "Exhibit A" to the Credit Agreement is hereby amended by inserting the following definition in its proper alphabetical order:

          "HICKEY DODGE NOTE" shall mean that certain promissory note, executed by the Parent, payable to Chrysler Financial Corporation.

     (b) The definition of "Leverage Ratio" is hereby amended by inserting at the end thereof the following provision:

          "; PROVIDED, HOWEVER, for purposes of calculating Leverage Ratio for the period ending June 30, 1998, an amount equal to $2,000,000 payable under the Hickey Dodge Note shall be allocated, without duplication of other amounts included in the determination of indebtedness outstanding under Floor Plan Financings, to indebtedness outstanding under Floor Plan Financings."

     (c) The definition of "Interest Coverage Ratio" is hereby amended by deleting the language following the phrase "PROVIDED, HOWEVER," and by inserting in lieu thereof the following language:

          "for purposes of calculating Interest Coverage Ratio for the period ending March 31, 1998, and all subsequent applicable periods,
     (i) an amount equal to the annualized rent payments resulting from the Sale and Leaseback Transaction shall be deducted, without duplication of other amounts included in the determination of Consolidated EBITDA, from Consolidated EBITDA, and (ii) an amount equal to the sum of (x) the reduction in interest expense attributable to any repayment of the Debt related to any real estate financings otherwise permitted by
     Section 10.3 hereof, plus (y) pro forma interest income (calculated at 8.8% per annum) attributable to the net proceeds, following repayment of the Debt referred to in subparagraph (x) above, from the Sale and Leaseback Transaction, as if such proceeds had been received on April 1, 1997, shall be deducted from Interest Expense."

     SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of May 15, 1998 upon the Agent's receipt of original execution copies of this Amendment, executed and delivered by the parties hereto.

     SECTION 4. RATIFICATION OF LOAN DOCUMENTS. The Credit Agreement, as amended hereby, the Notes and each other Loan Document is hereby ratified and confirmed to be in full force and effect. Each reference in a Loan Document to the "Credit Agreement" shall be deemed a reference to the Credit Agreement as amended hereby.

     SECTION 5. LIMITATIONS. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the Loan Documents, or (b) prejudice any right or rights which the Agent and the Banks may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement, the Notes and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between the Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

     SECTION 6. REPRESENTATIONS AND WARRANTIES; ACKNOWLEDGEMENTS; NO DEFAULT. The Borrowers hereby represent and warrant that on and as of the date hereof, and after giving effect hereto: (i) the representations and warranties of the Borrowers made in Section 7 of the Credit Agreement (other than those representations and warranties limited by their terms to a specific date) shall be true and correct; and (ii) no Default or Event of Default shall have occurred and be continuing. The Borrowers hereby acknowledge and reaffirm that there are no claims, counterclaims, defenses, concessions, offsets, abatements or deductions regarding the obligation of any Borrower under the Note or any other Loan Document. The Borrowers further acknowledge that the Agent and the Banks are not in default of any of their obligations and as of the date hereof have fully performed all their obligations under the Loan Documents. No event has occurred that would in any way render the Agent or any of the Banks liable to the Borrowers under the Loan Documents

     SECTION 7. PAYMENT OF EXPENSES; RELEASE. The Borrowers jointly and severally agree, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Agent and the Banks harmless from and against liability for the payment of all reasonable out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, waiver and enforcement of, or the preservation of any rights under this Amendment. The Borrowers release and discharge the Agent and the Banks, their employees, officers and attorneys from all damage, loss, claims, liabilities, actions and causes of action whatsoever that the Borrowers may now have or claim to have against the Agent and the Banks, whether presently known or unknown, on account of, relating to or arising out of the Loan Documents or that may arise as a consequence of the dealings between the parties up to and including the date hereof. The provisions of this Section 7 shall survive the termination of the Credit Agreement and the repayment of the Loans.

     SECTION 8. CHOICE OF LAW. THE AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE CREDIT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA. THIS AMENDMENT IS A LOAN DOCUMENT.

     SECTION 9. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     SECTION 10. ENTIRE AGREEMENT. THE AMENDMENT AND THE DOCUMENTS REFERRED TO HEREIN REPRESENT THE ENTIRE UNDERSTANDING OF THE PARTIES HERETO REGARDING THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR AND CONTEMPORANEOUS

ORAL AND WRITTEN AGREEMENTS OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

     SECTION 11. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by parties hereto on separate counterparts, each counterpart, when so executed and delivered, constitute an original instrument, and all such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and authorized by their respective officers as of June 30, 1998.

BORROWERS:                         CROSS-CONTINENT AUTO
                                     RETAILERS, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Vice President - Finance and
                                          Treasurer

                                   QUALITY NISSAN, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   MIDWAY CHEVROLET, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   PLAINS CHEVROLET, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   WESTGATE CHEVROLET, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer
                                   WORKING MAN'S CREDIT PLAN, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   ALLIED 2000 COLLISION CENTER, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   CROSS-COUNTRY DODGE, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   C-CAR AUTO WHOLESALERS, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   DOUGLAS MOTORS, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   T- WEST SALES & SERVICE, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   SAHARA IMPORTS, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

                                   SAHARA NISSAN, INC.


                                   By:
                                      ---------------------------------
                                   Name:  John Gaines
                                   Title: Treasurer

BANKS:                             CHASE BANK OF TEXAS,
                                   NATIONAL ASSOCIATION, as a
                                   Bank and as Agent


                                   By:
                                      ---------------------------------
                                   Name:
                                        -------------------------------
                                   Title:
                                         ------------------------------

                                   AMARILLO NATIONAL BANK


                                   By:
                                      ---------------------------------
                                   Name:
                                        -------------------------------
                                   Title:
                                         ------------------------------

                                   THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                   HOUSTON AGENCY


                                   By:
                                      ---------------------------------
                                   Name:
                                        -------------------------------
                                   Title:
                                         ------------------------------

                                   U.S. BANK

                                   By:
                                      ---------------------------------
                                   Name:
                                        -------------------------------
                                   Title:
                                         ------------------------------